UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
July 13, 2010

Cabot Microelectronics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

870 Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On July 13, 2010, Cabot Microelectronics Corporation (the “Company”) issued a press release entitled “Cabot Microelectronics to Report Higher Third Fiscal Quarter Operating Expenses Due to Litigation Costs; Revenue and Gross Margin Remain Strong”, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The press release discusses the operating expenses, revenue and gross margin the Company expects to report for its fiscal quarter ended June 30, 2010.  The press release includes cautionary statements identifying important factors that could cause actual results to differ materially from those described by any forward-looking statements.

This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01                      Regulation FD Disclosure.

On July 13, 2010, the Company issued a press release entitled “Cabot Microelectronics to Report Higher Third Fiscal Quarter Operating Expenses Due to Litigation Costs; Revenue and Gross Margin Remain Strong”, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is being furnished, not filed, herewith pursuant to Items 2.02 and 7.01 of Form 8-K:

99.1 Press release, dated July 13, 2010, entitled “Cabot Microelectronics to Report Higher Third Fiscal Quarter Operating Expenses Due to Litigation Costs; Revenue and Gross Margin Remain Strong.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT MICROELECTRONICS CORPORATION

Date: July 13, 2010	By:	/s/ WILLIAM S. JOHNSON
William S. Johnson
Vice President and Chief Financial Officer
[Principal Financial Officer]

INDEX TO EXHIBITS

Exhibit Number	Title
99.1	Press release, dated July 13, 2010, entitled “Cabot Microelectronics to Report Higher Third Fiscal Quarter Operating Expenses Due to Litigation Costs; Revenue and Gross Margin Remain Strong.”

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